UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): March 15, 2006

Florida Public Utilities Company

(Exact Name of Registrant as Specified in Charter)

Florida (State or Other Jurisdiction of Incorporation)	001-10608 (Commission File Number)	59-0539080 (I.R.S. Employer Identification No.)

401 South Dixie Highway
West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)
(561) 838-0872

Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On March 15, 2006, Florida Public Utilities Company (the “Company”) issued a press release reporting financial results of the Company for the fiscal year ended December 31, 2005.  A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)

Exhibits

99.1

Press release of the Company issued March 15, 2006 reporting financial results for the fiscal year ended December 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida Public Utilities Company

(Registrant)

Date: March 17, 2006

By:

/s/ George M. Bachman

Name:

George M. Bachman

Title:

Chief Financial Officer, Secretary & Treasurer

EXHIBIT INDEX

Exhibit No.

Description of Exhibit

99.1

Press release issued March 15, 2006.